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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 1999


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (as depositor under the Pooling and Servicing Agreement,
            dated as of April 1, 1999, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 1999-2)


                   Option One Mortgage Acceptance Corporation
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             (Exact name of registrant as specified in its charter)
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        DELAWARE                      333-14625               33-0727357
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         3 Ada Road
         Irvine, California                            92618
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On April 28 ,1999, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 1999-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 1999 (the "Agreement"), among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). On May 12, 1999 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principle balance equal to approximately $83,336,671 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principle balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated May 12, 1999, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5. OTHER EVENTS

Description of the Mortgage Pool

          The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable-rate and fixed rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $286,131,890 as of April 1, 1999 and (ii) the Pre-Funding Account, which contained approximately $83,788,149.

          As more fully described above, on May 12, 1999, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of May, 1999, the end of the "Funding Period" (as defined in the Agreement).



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                                       -3-


Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

                    (a)      Not applicable

                    (b)      Not applicable

                    (c)      Exhibits



           EXHIBIT NO.                           DESCRIPTION
           -----------                           -----------

               4.2 Subsequent Transfer Instrument, dated as of May 12, 1999 between Option One Mortgage Acceptance Corporation as seller, and Norwest Bank Minnesota, National Association, as trustee.

               99.1 Characteristics of the Mortgage Pool as of May 1, 1999, relating to Option One Mortgage Loan Trust 1999-2, Asset- Backed Certificates, Series 1999-2





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 12, 1999

                                               OPTION ONE MORTGAGE
                                               ACCEPTANCE CORPORATION


                                               By:    /s/  William O'Neill
                                                  -----------------------------
                                               Name:  William O'Neill
                                               Title: Senior Vice President





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                                Index To Exhibits
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                                                                    Sequentially
Exhibit No.                     Description                        Numbered Page
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    4.2        Subsequent Transfer Instrument

    99.1       Characteristics of the Mortgage Pool as of May
               1, 1999, relating to Option One Mortgage
               Acceptance Corporation, Asset-Backed
               Certificates, Series 1999-2